UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   December 12, 2013
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) and c)
On December 13, 2013, Charles A. Schrock, Chairman, President and Chief Executive Officer of Integrys Energy Group, Inc. (the "Company") announced the appointment of Lawrence T. Borgard, currently the Company’s President and Chief Operating Officer – Utilities, to the newly-created position of President and Chief Operating Officer of the Company, effective January 1, 2014. Mr. Schrock will remain the Chairman and Chief Executive Officer of the Company.
A copy of the news release announcing this change is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibit is being filed herewith:

		99	News Release of Integrys Energy Group, Inc. dated December 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Charles A. Schrock Charles A. Schrock Chairman, President and Chief Executive Officer

Date: December 13, 2013

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated December 12, 2013

Exhibit Number

99	News Release of Integrys Energy Group, Inc. dated December 13, 2013

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